UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2021

MASTECH DIGITAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-34099	26-2753540
(Commission File Number)	(IRS Employer Identification No.)

1305 Cherrington Parkway, Suite 400, Moon Township, PA	15108 (Zip Code)
(Address of Principal Executive Offices)

(412) 787-2100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MHH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 1, 2021, Infotrellis Private Limited, a wholly-owned subsidiary of Mastech Digital, Inc. (the “Company”), entered into a Lease Agreement (the “Lease”) with Olympia Private Services Limited (the “Landlord”) for office space located at Sidco Industrial Estate, Gundy, Chennai, India (the “Property”).

The initial term of the Lease commenced on April 1, 2021 and expires on March 31, 2024, unless earlier terminated in accordance with the Lease. The Company will have the right to extend the term of the Lease for two additional three-year terms.

Under the Lease, the Company will lease approximately 35,356 square feet at the Property. The Company will pay monthly base rent over the life of the Lease of approximately $36,620. In addition, the Company will pay its pro rata portion of property expenses and operating and maintenance expenses for the Property.

The foregoing description of the terms of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021 or via an amendment to this Current Report on Form 8-K.

The representations, warranties and covenants contained in the Lease were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Lease, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Lease is incorporated herein by reference only to provide investors with information regarding the terms of the Lease, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTECH DIGITAL, INC.

By:	/s/ John J. Cronin
	Name:	John J. Cronin
	Title:	Chief Financial Officer

Date: April 7, 2021